SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 11, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

0-2429	Gulf Power Company (A Maine Corporation) One Energy Place Pensacola, Florida 32520-0786 (850) 444-6111	59-0276810

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 11, 2005, Gulf Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale by the Company of $60,000,000 aggregate principal amount of its Series L 5.65% Senior Notes due September 1, 2035 (the “Series L Senior Notes”). The Series L Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-118060, 333-118060-01 and 333-118060-02) of the Company.

Item 9.01.	Financial Statements and Exhibits.
	(c)	Exhibits.
1.1	Underwriting Agreement relating to the Series L Senior Notes, dated August 11, 2005, between the Company and Barclays Capital Inc., as the Underwriter.

4.1	Twelfth Supplemental Indenture to Senior Note Indenture dated as of August 30, 2005, providing for the issuance of the Series L Senior Notes.

4.2	Form of Series L Senior Note (included in Exhibit 4.1 above).

5.1	Opinion of Troutman Sanders LLP.

12.1	Computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2005	GULF POWER COMPANY

By /s/ Wayne Boston
Wayne Boston
Assistant Secretary